                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 25, 2004
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                                MOVIE STAR, INC.
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               (Exact Name of Registrant as Specified in Charter)

          New York                       1-5893                  13-5651322
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

            1115 Broadway, New York, New York                       10010
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        (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (212) 684-3400
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 25, 2004, Movie Star, Inc. issued a press release discussing its financial results for the fourth quarter and fiscal year ended June 30,
2004. The press release is included as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits:

         99.1  Press Release, dated August 25, 2004 announcing June 30, 2004 financial results.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2004                   MOVIE STAR, INC.

                                         By: /s/ Thomas Rende
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                                             Thomas Rende
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)